UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2022

UFP INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Michigan (State or other Jurisdiction of Incorporation)	0-22684 (Commission File Number)	38-1465835 (IRS Employer Identification No.)

2801 East Beltline, NE Grand Rapids, Michigan (Address of Principal Executive Offices)	49525 (Zip Code)

Registrant's telephone number, including area code: (616) 364-6161

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UFPI	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Effective December 6, 2022, the Registrant amended their unsecured revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, N.A., as syndication agent, and PNC Bank, National Association as documentation agent.  The facility size was increased from $550 million to $750 million, extends the expiration to December 6, 2027, and includes up to $60 million which may be advanced in the form of letters of credit, and up to $100 million (U.S. dollar equivalent) which may be advanced in Canadian dollars, Australian dollars, and such other foreign currencies as may subsequently be agreed upon among the parties. There were approximately $5 million of borrowings outstanding on that revolving credit facility as of December 6, 2022, and Letters of Credit aggregating approximately $3 million. Cash borrowings are charged interest based upon an index selected by the Registrant, plus a margin that is determined based upon the index selected and upon the financial performance of the Registrant and certain of its subsidiaries. The Registrant is charged a facility fee on the entire amount of the lending commitment, at a per annum rate ranging from 15.0 to 30.0 basis points, also determined based upon the Registrant's performance.  The facility fee is payable quarterly in arrears.

A copy of the Credit Agreement Amendment is attached as Exhibit 10(l) to this Current Report.

Item 9.01.   Exhibits.

10(l)Credit Agreement Amendment dated December 6, 2022.

104Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Document

10(l)	Credit Agreement Amendment dated December 6, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL FOREST PRODUCTS, INC.
(Registrant)

Dated: December 12, 2022	By:	/s/ Michael R. Cole

Michael R. Cole
Principal Financial Officer and Treasurer

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